                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015
                                                      ---------

                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

MANAGED INVESTMENTS


[GRAPHIC IMAGE]


ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE GOVERNMENT OBLIGATIONS FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   For more information about Eaton Vance's privacy policies, call:
   1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of December 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

Thomas E. Faust Jr.
President

Eaton Vance Government Obligations Fund Class A shares had a total return of -0.35% for the year ended December 31, 2003.(1) That return was the result of a decrease in net asset value (NAV) per share from $10.00 on December 31, 2002 to $9.33 on December 31, 2003, and the reinvestment of $0.640 in dividends.

Class B shares had a total return of -1.03% for the same period, the result of a decrease in NAV per share from $8.61 on December 31, 2002 to $8.04 on December 31, 2003, and the reinvestment of $0.486 in dividends.(1)

Class C shares had a total return of -1.02% for the same period, the result of a decrease in NAV per share from $8.61 on December 31, 2002 to $8.04 on December 31, 2003, and the reinvestment of $0.486 in dividends.(1)

The U.S. economy showed renewed life in 2003...

After a prolonged slowdown, the U.S. economy marched toward recovery in 2003, as Gross Domestic Product grew 8.2% in the third quarter of 2003, followed by a 4.0% rise in the fourth quarter. The data suggested that an economy plagued by numerous false starts in the past year had finally gained some traction, as consumer spending picked up, with tax cuts adding to discretionary incomes. Capital spending - which had been very slow to recover - also rebounded somewhat, as companies increased their investment in new technology and machinery.

Inflation, meanwhile, has been restrained. Prices for finished goods remained fairly stable, although health care costs continued to rise and prices for manufacturing inputs and commodities such as oil and natural gas remained high. With inflation generally under control, the Federal Reserve has maintained an accommodative monetary policy, holding its Federal Funds rate - a key short-term interest rate barometer - at 1.00%, where it has stood since June.

A very difficult year for the mortgage-backed securities market...

This was a very challenging year for the mortgage-backed securities (MBS) market, as low interest rates and record refinancings severely hindered performance. However, as is frequently the case with market overreactions, the past year's difficulties may have created interesting opportunities in the seasoned segment of the MBS market. We believe the historical success of Eaton Vance Government Obligations Fund has demonstrated a sound, long-term, fixed-income strategy. The Fund will maintain its focus on this segment of the MBS market and continue to seek attractive yields in high-quality investments. In the following pages, portfolio manager Susan Schiff reviews developments within the Fund and the mortgage securities market in 2003.

                                      Sincerely,

                                      /s/ Thomas E. Faust

                                      Thomas E. Faust Jr.
                                      President
                                      February 5, 2004


FUND INFORMATION
as of December 31, 2003

PERFORMANCE(2)                                                  CLASS A  CLASS B  CLASS C
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                          -0.35%   -1.03%   -1.02%
Five Years                                                         5.16     4.38     4.35
Ten Years                                                          5.44     4.75     4.62
Life of Fund+                                                      7.83     4.69     4.57

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                          -5.10%   -5.70%   -1.95%
Five Years                                                         4.14     4.08     4.35
Ten Years                                                          4.93     4.75     4.62
Life of Fund+                                                      7.56     4.69     4.57

+ Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C:11/1/93

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% -6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

     Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE GOVERNMENT OBLIGATIONS FUND AS OF DECEMBER 31, 2003

MANAGEMENT DISCUSSION

[PHOTO OF SUSAN SCHIFF]

Susan Schiff
Portfolio Manager

AN INTERVIEW WITH SUSAN SCHIFF, PORTFOLIO MANAGER OF GOVERNMENT OBLIGATIONS PORTFOLIO.

Q: SUSAN, DURING A MOST EVENTFUL 12 MONTHS, 2003 PROVED TO BE A TRANSITION YEAR
   FOR THE ECONOMY AND FOR MANY OF THE FINANCIAL MARKETS. WHAT FACTORS IMPACTED THE MORTGAGE SECURITIES MARKET DURING THE YEAR?

A: 2003 was one of the worst-performing years on record for the mortgage-backed securities (MBS) market. The key to the sector's poor performance was the massive scale of refinancings on the part of homeowners. With mortgage rates at 40-year lows, we saw a tidal wave of refundings, as homeowners sought to lock in low interest rates. As a result, prepayment rates for mortgages rose to record levels. Prepayment rates for some generic MBS reached an annualized rate of 85% - well above past cycle peaks. Even rates for SEASONED MBS - the Fund's primary investment universe and historically a segment of the market characterized by relatively stable prepayment rates - rose to record levels, reaching 55% at their peak. The result was significant prepayment-related losses for MBS, which accounted for the sector's poor performance in 2003.

Q: INTEREST RATES HAVE BEEN LOW FOR THE PAST TWO YEARS. WHAT MADE THE
   RE-FINANCING BOOM SO STRONG IN 2003?

A: Obviously, a record-low interest rate environment was the most compelling reason. The Federal Reserve, which had made 11 separate rate cuts in 2002, again lowered its benchmark Federal Funds rate in June 2003 by 25 basis points (0.25%), to 1.00%, its lowest level in 45 years. But a number of other trends contributed further to the surge in refinancings. The rise in real estate prices in recent years was a key factor. Homeowners found that the value of their home equity had risen significantly and represented an easily tapped source of funds.

   Another contributing factor was the three-year stock market decline from 2000-2002. Despite a partial recovery in 2003, many investors still had severe losses, which made their home equity stand out even more. Finally, technology has had an impact on the pace of refundings. The increased flow of information about mortgage refinancings and the relative ease of the process has made people less reticent about refinancing than they were a decade ago.

Q: HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE YEAR?

A: The Fund had a sub-par performance in 2003, as rising prepayment rates negatively impacted the entire MBS sector. Even when MBS spreads began to narrow, the seasoned segment - the Fund's primary investment universe - underperformed. Spreads for generic MBS over similar maturity Treasuries narrowed significantly from June through December alone, declining approximately 130 basis points

[CHART]

DIVERSIFICATION BY SECTORS (1)

Other                                        0.6%
Government National Mortgage Assn.          37.0%
Federal National Mortgage Assn.             34.3%
Federal Home Loan Mortgage Corp.            22.4%
Agency Debentures                            4.0%
Collateralized Mortgage Obligations          1.7%

(1) Because the Portfolio is actively managed, Sector Diversification is subject to change.

   (1.30%). However, spreads for seasoned MBS narrowed by just 20 basis points (0.20%) during the same period, as that segment of the market was constrained by concerns over unusually high prepayment rates. The Fund's performance was further impaired by the underperformance of premium MBS. These securities have coupons above prevailing rates and, therefore, trade above par. However, as mortgages were refinanced, principal payments were made at par, resulting in significant losses for investors.

   In that environment, the Fund's -0.35% return for Class A shares underperformed the 1.51% return of its peer group, the Lipper
   Short-Intermediate Government Funds classification.(1) The Fund's benchmark, the Lehman Brothers Intermediate Government Bond Index, had a 2.29% return for the year, reflecting, in part, a zero weighting in mortgage-backed securities.(1)

Q: WAS THE YEAR-END VALUATION OF SEASONED MBS OUT OF CHARACTER WITH HISTORICAL
   TRENDS?

A: In my view, yes. The MBS market suffered through an unusually difficult period in 2003, with record-low interest rates and soaring prepayment rates. As a result, the seasoned segment of the market ended the year valued at levels well below its generic counterpart. Past trends would suggest that the market should revert to its historical norms. Not surprisingly, we have recently seen seasoned prepayment rates fall dramatically from their peaks. While, of course, there is no guarantee that past trends will repeat, if historical patterns hold true, it's likely that spreads for seasoned MBS will narrow over time. At a minimum, lower prepayment rates should support that part of the market.

Q: WHAT ADJUSTMENTS HAVE YOU MADE TO THE FUND IN LIGHT OF THIS ANOMALY?

A: The Fund continued to maintain its emphasis on the seasoned segment of the MBS market. We believe that is where the current value resides in the MBS market. However, we have reduced the Fund's holdings in government agency securities, including Federal National Mortgage Association (Fannie Mae) bonds and Federal Home Loan Mortgage Corp. (Freddie Mac) bonds. Spreads in these sectors narrowed in 2003 relative to Treasuries. We have redeployed the proceeds of these sales to what we believe are now undervalued seasoned MBS. We maintained the Fund's duration - a measure of the Fund's sensitivity to changes in interest rates - in the lower end of its range, around 2.6 years at December 31.

(1)  It is not possible to invest directly in a Lipper Classification or Index.


THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Government Obligations Fund Class A vs. the Lehman Brothers Intermediate Govt. Bond Index and Lipper Short-Intermediate Govt. Fund Classification* December 31, 1993 - December 31, 2003

                    EATON VANCE GOVERNMENT OBLIGATIONS FUND- CLASS A
                                   Inception: 8/24/84

                     FUND             FUND                 LEHMAN INTERMEDIATE            LIPPER SHORT-INTERMEDIATE
                   VALUE AT        VALUE WITH                   GOVT BOND                         GOVT FUND
    DATE             NAV          SALES CHARGE                   INDEX                             INDEX
--------------------------------------------------------------------------------------------------------------------------
12/31/1993          10,000            9,525                        10,000                            10,000
 1/31/1994          10,079            9,602                      10098.78                           9957.75
 2/28/1994           9,971            9,499                       9960.15                           9842.84
 3/31/1994           9,815            9,351                       9814.86                           9704.97
 4/30/1994           9,727            9,267                       9751.37                           9631.78
 5/31/1994           9,720            9,260                       9758.34                           9621.20
 6/30/1994           9,718            9,258                       9760.31                           9617.56
 7/31/1994           9,841            9,376                       9888.49                           9720.89
 8/31/1994           9,866            9,399                       9917.28                           9740.95
 9/30/1994           9,784            9,321                       9835.31                           9669.30
10/31/1994           9,787            9,324                       9837.28                           9667.05
11/30/1994           9,754            9,292                       9793.49                           9620.01
12/31/1994           9,797            9,333                       9825.46                           9641.13
 1/31/1995           9,948            9,478                       9985.30                           9779.49
 2/28/1995          10,145            9,665                      10177.87                           9948.78
 3/31/1995          10,204            9,721                      10233.93                          10003.02
 4/30/1995          10,321            9,833                      10352.56                          10102.73
 5/31/1995          10,585           10,084                      10644.51                          10345.04
 6/30/1995          10,641           10,138                      10712.24                          10408.59
 7/31/1995          10,622           10,120                      10717.39                          10412.01
 8/31/1995          10,745           10,237                      10805.87                          10493.71
 9/30/1995          10,813           10,301                      10878.29                          10560.27
10/31/1995          10,961           10,442                      10997.53                          10667.56
11/30/1995          11,068           10,544                      11131.61                          10780.38
12/31/1995          11,165           10,637                      11241.46                          10881.16
 1/31/1996          11,245           10,713                      11336.30                          10962.13
 2/29/1996          11,120           10,594                      11216.46                          10862.94
 3/31/1996          11,094           10,569                      11165.25                          10819.64
 4/30/1996          11,072           10,548                      11132.67                          10790.86
 5/31/1996          11,047           10,524                      11126.92                          10781.99
 6/30/1996          11,197           10,667                      11239.94                          10875.06
 7/31/1996          11,220           10,689                      11274.79                          10909.55
 8/31/1996          11,218           10,687                      11287.67                          10915.63
 9/30/1996          11,400           10,861                      11433.57                          11050.05
10/31/1996          11,565           11,018                      11620.99                          11216.29
11/30/1996          11,726           11,171                      11761.28                          11341.68
12/31/1996          11,670           11,118                      11697.95                          11290.44
 1/31/1997          11,699           11,146                      11742.95                          11337.61
 2/28/1997          11,782           11,224                      11762.04                          11366.81
 3/31/1997          11,737           11,182                      11695.07                          11306.98
 4/30/1997          11,820           11,261                      11827.04                          11420.96
 5/31/1997          11,906           11,342                      11919.15                          11498.38
 6/30/1997          11,997           11,429                      12021.12                          11590.74
 7/31/1997          12,229           11,650                      12242.78                          11776.04
 8/31/1997          12,159           11,584                      12195.96                          11745.00
 9/30/1997          12,284           11,703                      12328.53                          11856.04
10/31/1997          12,407           11,821                      12472.16                          11965.77
11/30/1997          12,410           11,823                      12499.58                          11986.70
12/31/1997          12,517           11,925                      12601.39                          12077.42
 1/31/1998          12,608           12,012                      12765.78                          12208.97
 2/28/1998          12,599           12,003                      12752.30                          12200.20
 3/31/1998          12,621           12,024                      12791.99                          12232.68
 4/30/1998          12,628           12,030                      12853.05                          12280.24
 5/31/1998          12,707           12,106                      12941.38                          12361.35
 6/30/1998          12,777           12,173                      13028.50                          12424.81
 7/31/1998          12,784           12,179                      13078.65                          12466.65
 8/31/1998          13,059           12,441                      13326.06                          12644.82
 9/30/1998          13,287           12,658                      13636.95                          12859.69
10/31/1998          13,089           12,470                      13659.53                          12849.05
11/30/1998          13,149           12,527                      13617.71                          12843.29
12/31/1998          13,212           12,587                      13670.74                          12900.79
 1/31/1999          13,231           12,605                      13731.65                          12956.21
 2/28/1999          13,137           12,515                      13543.32                          12808.54
 3/31/1999          13,248           12,621                      13633.17                          12901.81
 4/30/1999          13,318           12,688                      13670.13                          12933.93
 5/31/1999          13,235           12,609                      13586.20                          12857.86
 6/30/1999          13,131           12,510                      13605.89                          12835.20
 7/31/1999          13,160           12,537                      13607.86                          12822.92
 8/31/1999          13,075           12,457                      13626.95                          12818.22
 9/30/1999          13,265           12,638                      13743.77                          12946.83
10/31/1999          13,294           12,665                      13771.04                          12977.18
11/30/1999          13,312           12,682                      13780.58                          12989.68
12/31/1999          13,286           12,657                      13737.25                          12960.06
 1/31/2000          13,244           12,617                      13691.19                          12913.66
 2/29/2000          13,378           12,745                      13804.52                          13020.68
 3/31/2000          13,418           12,783                      13962.09                          13128.71
 4/30/2000          13,455           12,819                      13956.48                          13134.11
 5/31/2000          13,451           12,815                      13993.76                          13143.25
 6/30/2000          13,668           13,021                      14216.02                          13342.52
 7/31/2000          13,746           13,096                      14310.41                          13422.45
 8/31/2000          13,900           13,242                      14470.86                          13567.13
 9/30/2000          14,046           13,381                      14597.21                          13685.80
10/31/2000          14,149           13,480                      14697.36                          13762.62
11/30/2000          14,367           13,688                      14912.96                          13948.75
12/31/2000          14,498           13,812                      15176.13                          14153.71
 1/31/2001          14,725           14,028                      15377.93                          14331.81
 2/28/2001          14,873           14,170                      15519.29                          14447.67
 3/31/2001          14,926           14,220                      15631.71                          14538.30
 4/30/2001          14,961           14,253                      15582.32                          14521.59
 5/31/2001          15,078           14,365                      15646.86                          14588.87
 6/30/2001          15,125           14,409                      15696.71                          14622.37
 7/31/2001          15,419           14,689                      15989.73                          14877.92
 8/31/2001          15,541           14,806                      16131.69                          14994.72
 9/30/2001          15,847           15,098                      16476.07                          15259.44
10/31/2001          16,119           15,356                      16733.02                          15477.17
11/30/2001          15,932           15,178                      16533.34                          15297.82
12/31/2001          15,811           15,063                      16453.34                          15220.01
 1/31/2002          15,901           15,149                      16524.40                          15301.21
 2/28/2002          16,047           15,288                      16661.06                          15438.10
 3/31/2002          15,782           15,035                      16410.01                          15219.97
 4/30/2002          16,075           15,315                      16717.12                          15478.31
 5/31/2002          16,156           15,391                      16833.63                          15590.36
 6/30/2002          16,310           15,538                      17044.07                          15736.50
 7/31/2002          16,630           15,843                      17365.27                          15969.78
 8/31/2002          16,662           15,874                      17563.59                          16122.94
 9/30/2002          16,898           16,099                      17865.40                          16332.42
10/31/2002          16,922           16,122                      17853.28                          16335.25
11/30/2002          16,834           16,037                      17711.92                          16233.76
12/31/2002          17,051           16,245                      18039.33                          16489.81
 1/31/2003          17,021           16,216                      17999.48                          16464.17
 2/28/2003          17,107           16,297                      18202.65                          16632.46
 3/31/2003          17,085           16,277                      18206.44                          16622.07
 4/30/2003          17,173           16,361                      18257.65                          16680.50
 5/31/2003          17,283           16,465                      18544.30                          16867.25
 6/30/2003          17,241           16,425                      18513.85                          16834.30
 7/31/2003          16,941           16,140                      18064.48                          16437.96
 8/31/2003          16,860           16,062                      18097.05                          16475.64
 9/30/2003          17,082           16,274                      18489.31                          16775.91
10/31/2003          16,907           16,107                      18307.95                          16637.75
11/30/2003          16,921           16,120                      18309.31                          16644.52
12/31/2003          16,991           16,187                      18452.04                          16753.17

PERFORMANCE(2)                                                  CLASS A  CLASS B  CLASS C
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                          -0.35%   -1.03%   -1.02%
Five Years                                                         5.16     4.38     4.35
Ten Years                                                          5.44     4.75     4.62
Life of Fund+                                                      7.83     4.69     4.57

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                          -5.10%   -5.70%   -1.95%
Five Years                                                         4.14     4.08     4.35
Ten Years                                                          4.93     4.75     4.62
Life of Fund+                                                      7.56     4.69     4.57

+ Inception Dates - Class A: 8/24/84; Class B: 11/1/93; Class C:11/1/93

* Sources: Thomson Financial; Lipper Inc.. Investment operations commenced 8/24/84. The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The chart also includes a comparison to the Lipper Short-Intermediate Government Fund Classification, the fund peer classification of Eaton Vance Government Obligations Fund. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class B shares on 12/31/93 at net asset value would have been worth $15,901 on December 31, 2003. An investment in the Fund's Class C shares on 12/31/93 at net asset value would have been worth $15,705 on December 31, 2003. The Index's and Classification's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index or Lipper Classification.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

   Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS
Investment in Government Obligations Portfolio, at value
  (identified cost, $1,424,215,689)                                 $   1,438,107,761
Receivable for Fund shares sold                                             1,076,341
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $   1,439,184,102
-------------------------------------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                                    $       7,286,163
Dividends payable                                                           3,463,671
Payable to affiliate for distribution and service fees                         96,637
Payable to affiliate for Trustees' fees                                           932
Accrued expenses                                                              407,940
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $      11,255,343
-------------------------------------------------------------------------------------
NET ASSETS                                                          $   1,427,928,759
-------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                     $   1,579,079,529
Accumulated net realized loss from Portfolio (computed on
  the basis of identified cost)                                          (161,579,171)
Accumulated net investment loss                                            (3,463,671)
Net unrealized appreciation from Portfolio (computed on
  the basis of identified cost)                                            13,892,072
-------------------------------------------------------------------------------------
TOTAL                                                               $   1,427,928,759
-------------------------------------------------------------------------------------

CLASS A SHARES
NET ASSETS                                                          $     435,021,869
SHARES OUTSTANDING                                                         46,601,585
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                   $            9.33
MAXIMUM OFFERING PRICE PER SHARE
  (100 DIVIDED BY  95.25 of $9.33)                                  $            9.80
-------------------------------------------------------------------------------------

CLASS B SHARES
NET ASSETS                                                          $     555,947,262
SHARES OUTSTANDING                                                         69,110,375
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (NOTE 7)
  (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                   $            8.04
-------------------------------------------------------------------------------------

CLASS C SHARES
NET ASSETS                                                          $     436,959,628
SHARES OUTSTANDING                                                         54,376,154
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (NOTE 7)
  (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                   $            8.04
-------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Interest allocated from Portfolio                                   $      45,892,788
Security lending income allocated from Portfolio                            4,791,315
Expenses allocated from Portfolio                                         (12,032,781)
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                $      38,651,322
-------------------------------------------------------------------------------------

EXPENSES
Trustees' fees and expenses                                         $           3,437
Distribution and service fees
  Class A                                                                   1,322,121
  Class B                                                                   6,371,569
  Class C                                                                   5,424,537
Transfer and dividend disbursing agent fees                                 1,419,712
Printing and postage                                                          221,321
Registration fees                                                             112,394
Legal and accounting services                                                  45,152
Custodian fee                                                                  34,625
Miscellaneous                                                                  94,295
-------------------------------------------------------------------------------------
TOTAL EXPENSES                                                      $      15,049,163
-------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               $      23,602,159
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO
Net realized gain (loss) --
  Investment transactions (identified cost basis)                   $      10,046,395
  Financial futures contracts                                             (16,880,227)
-------------------------------------------------------------------------------------
NET REALIZED LOSS                                                   $      (6,833,832)
-------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                               $     (40,927,834)
  Financial futures contracts                                               8,277,577
-------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $     (32,650,257)
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                    $     (39,484,089)
-------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $     (15,881,930)
-------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                           YEAR ENDED          YEAR ENDED
IN NET ASSETS                                                 DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                       $      23,602,159   $      35,554,895
  Net realized gain (loss)                                           (6,833,832)            293,717
  Net change in unrealized
    appreciation (depreciation)                                     (32,650,257)         34,618,565
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                             $     (15,881,930)  $      70,467,177
---------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
      Class A                                                 $     (34,620,580)  $     (24,292,150)
      Class B                                                       (36,850,819)        (22,121,831)
      Class C                                                       (31,409,859)        (15,348,077)
  Tax return of capital
      Class A                                                          (251,788)           (964,305)
      Class B                                                          (267,683)         (1,162,708)
      Class C                                                          (228,475)           (813,335)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $    (103,629,204)  $     (64,702,406)
---------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares
      Class A                                                 $     340,265,998   $     366,615,033
      Class B                                                       237,654,294         410,481,825
      Class C                                                       310,242,531         419,241,248
  Net asset value of shares issued to
    shareholders in payment of distributions declared
      Class A                                                        19,628,532          13,304,947
      Class B                                                        18,519,333          10,625,289
      Class C                                                        16,268,812           8,345,356
  Cost of shares redeemed
      Class A                                                      (362,386,019)       (198,357,084)
      Class B                                                      (239,728,258)        (80,215,877)
      Class C                                                      (323,939,061)        (89,789,349)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                    $      16,526,162   $     860,251,388
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                         $    (102,984,972)  $     866,016,159
---------------------------------------------------------------------------------------------------

NET ASSETS
At beginning of year                                          $   1,530,913,731   $     664,897,572
---------------------------------------------------------------------------------------------------
AT END OF YEAR                                                $   1,427,928,759   $   1,530,913,731
---------------------------------------------------------------------------------------------------

ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS
AT END OF YEAR                                                $      (3,463,671)  $      (3,141,921)
---------------------------------------------------------------------------------------------------

                       See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                         CLASS A
                                                         ---------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                          2003(1)        2002(1)        2001(1)(2)      2000(1)       1999(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $   10.000    $    9.950       $    9.810    $    9.700    $   10.400
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $    0.184    $    0.401       $    0.549    $    0.717    $    0.745
Net realized and unrealized gain (loss)                      (0.214)        0.350            0.311         0.127        (0.689)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   (0.030)   $    0.751       $    0.860    $    0.844    $    0.056
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $   (0.635)   $   (0.674)      $   (0.720)   $   (0.718)   $   (0.743)
From tax return of capital                                   (0.005)       (0.027)          (0.016)       (0.013)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $   (0.640)   $   (0.701)      $   (0.720)   $   (0.734)   $   (0.756)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    9.330    $   10.000       $    9.950    $    9.810    $    9.700
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               (0.35)%        7.84%            9.06%         9.12%         0.56%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $  435,022    $  474,595       $  291,249    $  183,657    $  195,162
Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                  1.06%         1.11%            1.25%         1.21%         1.23%
  Interest expense(4)                                          0.01%         0.00%(5)         0.02%         0.02%         0.02%
  Net investment income                                        1.90%         4.03%            5.50%         7.44%         7.43%
Portfolio Turnover of the Portfolio                              67%           41%              21%           22%           18%

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.161 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Represents less than 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS B
                                                         ---------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                          2003(1)        2002(1)        2001(1)(2)      2000(1)       1999(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    8.610    $    8.570       $    8.450    $    8.350    $    8.950
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $    0.096    $    0.282       $    0.409    $    0.557    $    0.576
Net realized and unrealized gain (loss)                      (0.179)        0.297            0.266         0.109        (0.594)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   (0.083)   $    0.579       $    0.675    $    0.666    $   (0.018)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $   (0.483)   $   (0.512)      $   (0.555)   $   (0.550)   $   (0.569)
From tax return of capital                                   (0.004)       (0.027)              --        (0.016)       (0.013)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $   (0.487)   $   (0.539)      $   (0.555)   $   (0.566)   $   (0.582)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    8.040    $    8.610       $    8.570    $    8.450    $    8.350
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               (1.03)%        7.00%            8.23%         8.33%        (0.20)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $  555,947    $  583,804       $  240,472    $  120,557    $  116,913
Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                  1.81%         1.86%            1.99%         1.95%         1.98%
  Interest expense(4)                                          0.01%         0.00%(5)         0.02%         0.02%         0.02%
  Net investment income                                        1.15%         3.29%            4.75%         6.72%         6.68%
Portfolio Turnover of the Portfolio                              67%           41%              21%           22%           18%

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Represents less than 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         CLASS C
                                                         ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                          2003(1)        2002(1)        2001(1)(2)      2000(1)       1999(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    8.610    $    8.570       $    8.450    $    8.360    $    8.960
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                                    $    0.096    $    0.282       $    0.392    $    0.551    $    0.576
Net realized and unrealized gain (loss)                      (0.179)        0.297            0.283         0.105        (0.594)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $   (0.083)   $    0.579       $    0.675    $    0.656    $   (0.018)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                               $   (0.483)   $   (0.512)      $   (0.555)   $   (0.550)   $   (0.569)
From tax return of capital                                   (0.004)       (0.027)              --        (0.016)       (0.013)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      $   (0.487)   $   (0.539)      $   (0.555)   $   (0.566)   $   (0.582)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    8.040    $    8.610       $    8.570    $    8.450    $    8.360
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               (1.02)%        6.99%            8.18%         8.19%        (0.20)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                  $  436,960    $  472,515       $  133,176    $   32,837    $   30,833
Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                  1.81%         1.85%            1.99%         2.04%         1.98%
  Interest expense(4)                                          0.01%         0.00%(5)         0.02%         0.02%         0.02%
  Net investment income                                        1.15%         3.29%            4.55%         6.64%         6.67%
Portfolio Turnover of the Portfolio                              67%           41%              21%           22%           18%

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). Effective August 1, 2003, the Fund began offering Class R shares although none were issued as of December 31, 2003. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (95% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $138,415,141 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire on December 31, 2004 ($10,207,058), December 31, 2005 ($4,786,337), December 31,
   2006 ($3,525,680), December 31, 2007 ($16,400,527), December 31, 2008
   ($4,071,870), December 31, 2010 ($21,056,795), and December 31, 2011
   ($78,366,874). At December 31, 2003, net capital losses of $18,694,276 attributable to security transactions incurred after October 31, 2003, are treated as arising on the first day of the Fund's taxable year ending December 31, 2004. At December 31, 2003 the undistributed ordinary income on a tax basis was $0 and differed from accumulated net investment loss due to the timing difference between book and tax recognition of distributions to shareholders.

   D OTHER -- Investment transactions are accounted for on a trade-date basis.

   E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, futures transactions, mixed straddle adjustments and premium amortization.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                -------------------------------
   CLASS A                                              2003             2002
   ----------------------------------------------------------------------------
   Sales                                            34,711,549       36,806,666
   Issued to shareholders electing to receive
   payments of distributions in Fund shares          2,030,568        1,339,070
   Redemptions                                     (37,601,087)     (19,954,934)
   ----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                            (858,970)      18,190,802
   ----------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                -------------------------------
   CLASS B                                              2003             2002
   ----------------------------------------------------------------------------
   Sales                                            28,099,509       47,832,740
   Issued to shareholders electing to receive
   payments of distributions in Fund shares          2,223,770        1,240,890
   Redemptions                                     (28,980,488)      (9,360,782)
   ----------------------------------------------------------------------------
   NET INCREASE                                      1,342,791       39,712,848
   ----------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                -------------------------------
   CLASS C                                           2003               2002
   ----------------------------------------------------------------------------
   Sales                                            36,700,073       48,893,819
   Issued to shareholders electing to receive
   payments of distributions in Fund shares          1,955,754          974,992
   Redemptions                                     (39,180,872)     (10,516,196)
   ----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                            (525,045)      39,352,615
   ----------------------------------------------------------------------------

4  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2003 aggregated $900,264,025 and $986,211,127, respectively.

5  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2003, EVM earned $118,572 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $233,755 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

6  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,778,677 and $4,068,403 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2003, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $23,485,000 and $50,704,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2003 amounted to $1,322,121, $1,592,892 and $1,356,134 for Class A, Class B, and Class C
   shares, respectively.

7  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note
   6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $2,297,000 and $521,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2003.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of December 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE GOVERNMENT OBLIGATIONS FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2003
PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 5.0%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.125%, 3/15/12               $        68,000   $    75,860,392
------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (IDENTIFIED COST, $74,740,773)                                                $    75,860,392
------------------------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 117.7%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
   5.50%, with various maturities to 2011                      $            23   $        23,809
   6.00%, with various maturities to 2026                                2,663         2,778,262
   6.25%, with maturity at 2008                                             13            13,172
   6.50%, with various maturities to 2024(1)                            65,778        69,551,053
   6.75%, with various maturities to 2007                                   12            12,229
   6.87%, with maturity at 2024                                          1,809         1,927,824
   7.00%, with various maturities to 2019(1)                            52,037        55,655,956
   7.089%, with maturity at 2023                                         3,628         3,890,828
   7.25%, with maturity at 2022                                          6,427         6,907,358
   7.50%, with various maturities to 2028                               26,830        29,017,935
   7.625%, with maturity at 2019                                         2,464         2,688,064
   7.75%, with various maturities to 2018                                  294           316,333
   7.78%, with maturity at 2022                                            972         1,056,555
   7.85%, with maturity at 2020                                          2,165         2,377,238
   8.00%, with various maturities to 2028                               71,377        77,976,723
   8.13%, with maturity at 2019                                          3,570         3,944,089
   8.15%, with various maturities to 2021                                1,612         1,769,322
   8.25%, with various maturities to 2017                                3,164         3,387,448
   8.50%, with various maturities to 2027                               28,926        31,898,314
   8.75%, with various maturities to 2016                                2,642         2,836,709
   9.00%, with various maturities to 2027                               60,747        67,859,167
   9.25%, with various maturities to 2017                                3,055         3,348,024
   9.50%, with various maturities to 2026                               17,461        19,749,970
   9.75%, with various maturities to 2018                                1,370         1,502,903
   10.00%, with various maturities to 2025                              19,205        22,295,203
   10.50%, with various maturities to 2021                              11,880        13,957,905
   10.75%, with maturity at 2011                                           418           469,975
   11.00%, with various maturities to 2021                              15,399        18,171,950
   11.25%, with maturity at 2014                                           391           448,856
   11.50%, with various maturities to 2017                               1,566         1,843,329
   11.75%, with maturity at 2011                                           221           255,145
   12.00%, with various maturities to 2019                               2,956         3,557,457
   12.25%, with various maturities to 2019                                 332           393,980
   12.50%, with various maturities to 2019                               6,910         8,319,602
   12.75%, with various maturities to 2015                                  84           101,311
   13.00%, with various maturities to 2019                                 910         1,116,070
   13.25%, with various maturities to 2019                                 106           129,676
   13.50%, with various maturities to 2019                     $         1,832   $     2,224,222
   14.00%, with various maturities to 2016                                 315           386,244
   14.50%, with various maturities to 2014                                  30            38,216
   14.75%, with maturity at 2010                                           108           130,225
   15.00%, with various maturities to 2013                                 720           908,411
   15.25%, with maturity at 2012                                            32            41,586
   15.50%, with maturity at 2011                                            11            13,834
   16.00%, with maturity at 2012                                            38            49,282
   16.25%, with various maturities to 2012                                  29            36,300
------------------------------------------------------------------------------------------------
                                                                                 $   465,378,064
------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014                                $            11   $        10,453
   3.50%, with maturity at 2007                                              2             1,833
   5.00%, with maturity at 2017                                             18            18,964
   5.25%, with maturity at 2006                                              9             9,734
   5.50%, with maturity at 2006                                             12            12,638
   6.00%, with various maturities to 2024                                2,179         2,277,816
   6.50%, with various maturities to 2026(1)                           220,694       233,012,792
   6.75%, with maturity at 2007                                              3             3,519
   7.00%, with various maturities to 2017                              110,204       117,651,466
   7.25%, with various maturities to 2017                                1,019         1,094,013
   7.50%, with various maturities to 2029                               74,514        80,399,934
   7.75%, with various maturities to 2008                                  149           157,968
   7.875%, with maturity at 2021                                         3,297         3,622,663
   7.979%, with maturity at 2030                                           469           516,306
   8.00%, with various maturities to 2027                               71,864        78,327,520
   8.25%, with various maturities to 2025                                4,177         4,515,987
   8.33%, with maturity at 2020                                          1,696         1,878,586
   8.50%, with various maturities to 2027                               35,954        39,634,422
   8.575%, with maturity at 2021                                         1,697         1,887,171
   8.75%, with various maturities to 2017                                2,893         3,121,987
   8.881%, with maturity at 2010                                           653           716,984
   9.00%, with various maturities to 2030                               14,180        15,747,597
   9.125%, with maturity at 2011                                           479           532,803
   9.25%, with various maturities to 2016                                  661           728,032
   9.50%, with various maturities to 2030                               15,539        17,535,749
   9.704%, with maturity at 2025                                           349           404,046
   9.75%, with maturity at 2019                                             82            94,809
   9.92%, with maturity at 2021                                            433           501,704
   10.00%, with various maturities to 2027                              14,644        16,967,174
   10.036%, with maturity at 2020                                          551           636,923
   10.053%, with maturity at 2023                                          565           661,958
   10.29%, with maturity at 2021                                           641           752,692
   10.294%, with maturity at 2021                                          325           380,073
   10.365%, with maturity at 2025                                          495           578,753
   10.50%, with various maturities to 2025                               3,973         4,625,109
   11.00%, with various maturities to 2025                               7,781         9,162,042
   11.137%, with maturity at 2019                                          649           769,185
   11.50%, with various maturities to 2020                               4,913         5,812,577
   11.534%, with maturity at 2025                                          307           371,750
   11.591%, with maturity at 2018                                          982         1,167,144
   11.75%, with various maturities to 2017                                 634           758,145

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
   12.00%, with various maturities to 2020                     $        10,841   $    13,026,823
   12.25%, with various maturities to 2015                                 568           686,364
   12.267%, with maturity at 2021                                          553           670,249
   12.50%, with various maturities to 2021                               3,080         3,720,313
   12.707%, with maturity at 2015                                          887         1,087,485
   12.75%, with various maturities to 2015                                 596           721,074
   13.00%, with various maturities to 2019                               2,288         2,747,907
   13.25%, with various maturities to 2015                                 567           689,768
   13.50%, with various maturities to 2015                               1,435         1,779,473
   13.75%, with maturity at 2011                                            22            26,603
   14.00%, with various maturities to 2014                                  53            65,093
   14.50%, with various maturities to 2014                                  66            82,019
   14.75%, with maturity at 2012                                         1,096         1,373,404
   15.00%, with various maturities to 2013                               1,084         1,375,534
   15.50%, with maturity at 2012                                           158           202,143
   15.75%, with maturity at 2011                                             5             6,970
   16.00%, with maturity at 2012                                           643           826,057
------------------------------------------------------------------------------------------------
                                                                                 $   676,148,300
------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
   6.50%, with various maturities to 2026(1)                           241,030       255,058,887
   7.00%, with various maturities to 2025(1)                           120,914       129,556,824
   7.25%, with various maturities to 2022                                  330           350,309
   7.50%, with various maturities to 2024                               26,563        28,845,253
   8.00%, with various maturities to 2027                               75,646        82,875,594
   8.25%, with various maturities to 2019                                  736           810,635
   8.30%, with maturity at 2020                                            281           311,257
   8.50%, with various maturities to 2018                               10,985        12,181,878
   9.00%, with various maturities to 2027                               49,201        55,197,495
   9.50%, with various maturities to 2026(1)                            32,162        36,274,254
   10.00%, with various maturities to 2025                               4,288         4,849,993
   11.00%, with various maturities to 2020                               3,678         4,372,943
   11.50%, with maturity at 2013                                            48            56,349
   12.00%, with various maturities to 2015                               2,947         3,545,324
   12.50%, with various maturities to 2019                               1,289         1,565,074
   13.00%, with various maturities to 2014                                 275           337,549
   13.50%, with maturity at 2011                                            10            12,066
   14.00%, with maturity at 2015                                            30            38,260
   14.50%, with maturity at 2014                                            10            12,456
   15.00%, with various maturities to 2013                                 216           276,779
   16.00%, with various maturities to 2012                                  56            72,200
------------------------------------------------------------------------------------------------
                                                                                 $   616,601,379
------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.,
     Series 1896, Class Z, 6.00%, due 2026                               5,227         5,409,488
   Federal National Mortgage Assn.,
     Series 1993-120, Class K, 7.00%, due 2022                           5,320         5,398,523
   Federal National Mortgage Assn.,
     Series 1993-16, Class Z, 7.50%, due 2023                            3,207         3,446,949
   Federal National Mortgage Assn.,
     Series 1993-39, Class Z, 7.50%, due 2023                  $         7,240   $     7,778,692
   Federal National Mortgage Assn.,
     Series G93-29, Class Z, 7.00%, due 2023                             9,751        10,361,503
------------------------------------------------------------------------------------------------
                                                                                 $    32,395,155
------------------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
   (IDENTIFIED COST $1,778,704,251)                                              $ 1,790,522,898
------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 0.5%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)                         $         6,000   $     7,490,394
------------------------------------------------------------------------------------------------

TOTAL U.S. TREASURY OBLIGATIONS
   (IDENTIFIED COST, $6,275,765)                                                 $     7,490,394
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.2%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.01%, 1/2/04                                                  $         3,929   $     3,929,000
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $3,929,000)                                               $     3,929,000
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 123.4%
   (IDENTIFIED COST $1,863,649,789)                                              $ 1,877,802,684
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (23.4)%                                        $  (356,515,015)
------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                             $ 1,521,287,669
------------------------------------------------------------------------------------------------

(1)  A portion of this security is on loan at December 31, 2003.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO AS OF DECEMBER 31, 2003
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value including $348,717,747
   of securities on loan (identified cost, $1,863,649,789)                 $  1,877,802,684
Cash                                                                                    327
Receivable for investments sold                                                   3,555,370
Interest receivable                                                              12,587,612
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $  1,893,945,993
-------------------------------------------------------------------------------------------

LIABILITIES

Collateral for securities loaned                                           $    372,130,748
Payable for daily variation margin on open financial futures contracts              462,500
Payable to affiliate for Trustees' fees                                               6,986
Accrued expenses                                                                     58,090
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          $    372,658,324
-------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                  $  1,521,287,669
-------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                    $  1,508,046,602
Net unrealized appreciation (computed on the basis of identified cost)           13,241,067
-------------------------------------------------------------------------------------------
TOTAL                                                                      $  1,521,287,669
-------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME

Interest                                                                   $     48,225,447
Security lending income, net                                                      5,036,096
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    $     53,261,543
-------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                     $     11,983,292
Trustees' fees and expenses                                                          29,104
Custodian fee                                                                       388,994
Legal and accounting services                                                        55,156
Interest expense                                                                    135,608
Miscellaneous                                                                        50,437
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                             $     12,642,591
-------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                      $     40,618,952
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                         $      9,968,047
   Financial futures contracts                                                  (17,535,578)
-------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                          $     (7,567,531)
-------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                     $    (42,680,125)
   Financial futures contracts                                                    8,537,406
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       $    (34,142,719)
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                           $    (41,710,250)
-------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                 $     (1,091,298)
-------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED           YEAR ENDED
IN NET ASSETS-                                                 DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------

From operations --
   Net investment income                                       $      40,618,952    $      44,751,237
   Net realized gain (loss)                                           (7,567,531)             360,261
   Net change in unrealized
      appreciation (depreciation)                                    (34,142,719)          35,242,970
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                             $      (1,091,298)   $      80,354,468
-----------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $     984,539,314    $   1,229,453,821
   Withdrawals                                                    (1,034,972,621)        (412,516,376)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                                   $     (50,433,307)   $     816,937,445
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          $     (51,524,605)   $     897,291,913
-----------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $   1,572,812,274    $     675,520,361
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $   1,521,287,669    $   1,572,812,274
-----------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS

                                                                           YEAR ENDED
INCREASE (DECREASE) IN CASH                                                DECEMBER 31, 2003
--------------------------------------------------------------------------------------------


Cash Flows From (Used For) Operating Activities --
   Purchase of investments                                                 $  (1,670,743,765)
   Proceeds from sales of investments and principal repayments                 1,434,486,901
   Interest received, including net securities lending income                    137,389,555
   Interest paid                                                                    (135,608)
   Operating expenses paid                                                       (12,527,072)
   Net purchase of short-term investments                                           (435,000)
   Financial futures contracts transactions                                      (16,541,845)
   Repayment of collateral for securities loaned, net                            170,400,248
   Decrease in unrealized loss from futures transactions                           8,537,406
--------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                                         $      50,430,820
--------------------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
   Proceeds from capital contributions                                     $     984,539,314
   Payments for capital withdrawals                                           (1,034,972,621)
--------------------------------------------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES                                     $     (50,433,307)
--------------------------------------------------------------------------------------------

NET DECREASE IN CASH                                                       $          (2,487)
--------------------------------------------------------------------------------------------

CASH AT BEGINNING OF YEAR                                                  $           2,814
--------------------------------------------------------------------------------------------

CASH AT END OF YEAR                                                        $             327
--------------------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FROM
OPERATING ACTIVITIES

Net decrease in net assets from operations                                 $      (1,091,298)
Decrease in receivable for investments sold                                           22,553
Decrease in payable for investments purchased                                     (9,772,561)
Decrease in interest receivable                                                    1,171,376
Decrease in receivable for daily variation margin                                    993,733
Increase in payable to affiliate                                                         733
Decrease in accrued expenses                                                         (23,861)
Decrease in prepaid expenses                                                           3,039
Increase in collateral for securities loaned                                     170,400,248
Net increase in investments                                                     (111,273,142)
--------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                                         $      50,430,820
--------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                                YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                            2003         2002           2001 (1)       2000        1999
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.70%          0.75%          0.81%        0.84%        0.83%
   Interest expense                                           0.01%          0.00%(2)       0.02%        0.02%        0.02%
   Net investment income                                      2.26%          4.41%          5.91%        7.77%        7.79%
Portfolio Turnover                                              67%            41%            21%          22%          18%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                 0.01%          8.24%          9.52%          --           --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                $ 1,521,288    $ 1,572,812      $ 675,520    $ 339,990    $ 345,200
-----------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 7.51% to 5.91%.

(2)  Represents less than 0.01%.

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

GOVERNMENT OBLIGATIONS PORTFOLIO as of December 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At December 31, 2003, the Eaton Vance Government Obligations Fund had a 95% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2003, $1,504 in credit balances were used to reduce the Portfolio's custodian fee.

   E WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

   G FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   H OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K STATEMENT OF CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at December 31, 2003.

2  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $1,660,971,204 and $1,433,912,999, respectively.

3  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million, 0.6875% (per annum) from $500 million to $1 billion, 0.6250% (per annum) from $1 billion to $1.5 billion, 0.5625% (per annum) from $1.5 billion to $2 billion and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2003, the fee was equivalent to 0.67% of the Portfolio's average net assets for such period and amounted to $11,983,292. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

4  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2003 was $8,333,973 and the average interest rate was 1.63%.

5  SECURITIES LENDING AGREEMENT

   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $3,792,118 for the year ended December 31, 2003. At December 31, 2003, the value of the securities loaned and the value of the collateral amounted to $362,913,753 and $372,130,748, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                              $   1,869,371,789
   -------------------------------------------------------------
   Gross unrealized appreciation               $      14,206,535
   Gross unrealized depreciation                      (5,775,640)
   -------------------------------------------------------------
   NET UNREALIZED APPRECIATION                 $       8,430,895
   -------------------------------------------------------------

7  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2003 is as follows:

   FUTURES CONTRACTS

   EXPIRATION                                                            NET UNREALIZED
   DATE(S)          CONTRACTS                            POSITION        DEPRECIATION
   ----------------------------------------------------------------------------------------
   3/04             3,700 US Treasury Five Year Note     Short           $ (911,828)

   At December 31, 2003, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

GOVERNMENT OBLIGATIONS PORTFOLIO as of December 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GOVERNMENT OBLIGATIONS PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at December 31, 2003, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

EATON VANCE GOVERNMENT OBLIGATIONS FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)      TERM OF                                      NUMBER OF PORTFOLIOS
                       WITH THE       OFFICE AND                                       IN FUND COMPLEX
     NAME AND          TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY
   DATE OF BIRTH     THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz   Trustee       Since 1998    Chairman, President and Chief            193             Director of National
11/28/59                                            Executive Officer of National                             Financial Partners
                                                    Financial Partners (financial
                                                    services company) (since
                                                    April 1999). President and
                                                    Chief Operating Officer of
                                                    John A. Levin & Co. (registered
                                                    investment adviser) (July 1997
                                                    to April 1999) and a Director
                                                    of Baker, Fentress & Company,
                                                    which owns John A. Levin & Co.
                                                    (July 1997 to April 1999).
                                                    Ms. Bibliowicz is an interested
                                                    person because of her
                                                    affiliation with a brokerage
                                                    firm.

James B. Hawkes         Trustee       Trustee of    Chairman, President and Chief            195                Director of EVC
11/9/41                               the Trust     Executive Officer of BMR, EVC,
                                      since 1991;   EVM and EV; Director of EV;
                                      of the        Vice President and Director of
                                      Portfolio     EVD. Trustee and/or officer of
                                      since 1992    195 registered investment
                                                    companies in the Eaton Vance
                                                    Fund Complex. Mr. Hawkes is an
                                                    interested person because of
                                                    his positions with BMR, EVM,
                                                    EVC and EV, which are
                                                    affiliates of the Fund and the
                                                    Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee       Trustee of    Jacob H. Stiff Professor of              195           Director of Tiffany & Co.
2/23/35                               the Trust     Investment Banking Emeritus,                           (specialty retailer) and
                                      since 1986;   Harvard University Graduate                                   Telect, Inc.
                                        of the      School of Business                                        (telecommunication
                                      Portfolio     Administration.                                            services company)
                                      since 1993

William H. Park         Trustee       Since 2003    President and Chief Executive            192                     None
9/19/47                                             Officer, Prizm Capital
                                                    Management, LLC (investment
                                                    management firm) (since 2002).
                                                    Executive Vice President and
                                                    Chief Financial Officer,
                                                    United Asset Management
                                                    Corporation (a holding company
                                                    owning institutional
                                                    investment management firms)
                                                    (1982-2001).

Ronald A. Pearlman      Trustee       Since 2003    Professor of Law, Georgetown             192                     None
7/10/40                                             University Law Center (since
                                                    1999). Tax Partner, Covington &
                                                    Burling, Washington, DC
                                                    (1991-2000).

                      POSITION(S)      TERM OF                                      NUMBER OF PORTFOLIOS
                       WITH THE       OFFICE AND                                       IN FUND COMPLEX
     NAME AND          TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)           OVERSEEN BY
   DATE OF BIRTH     THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer        Trustee       Trustee of    President, Chief Executive               195                   None
9/21/35                               the Trust     Officer and a Director of Asset
                                      since 1986;   Management Finance Corp. (a
                                       of the       specialty finance company
                                      Portfolio     serving the investment
                                      since 1993    management industry) (since
                                                    October 2003). President,
                                                    Unicorn Corporation (an
                                                    investment and financial
                                                    advisory services company)
                                                    (since September 2000).
                                                    Formerly, Chairman, Hellman,
                                                    Jordan Management Co., Inc. (an
                                                    investment management company)
                                                    (2000-2003). Formerly, Advisory
                                                    Director of Berkshire Capital
                                                    Corporation (investment banking
                                                    firm) (2002-2003). Formerly,
                                                    Chairman of the Board, United
                                                    Asset Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms) and Chairman,
                                                    President and Director, UAM
                                                    Funds (mutual funds)
                                                    (1980-2000).

Lynn A. Stout           Trustee       Since 1998    Professor of Law, University of          195                   None
9/14/57                                             California at Los Angeles
                                                    School of Law (since July
                                                    2001). Formerly, Professor of
                                                    Law, Georgetown University Law
                                                    Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)              TERM OF
                                WITH THE              OFFICE AND
       NAME AND                TRUST AND              LENGTH OF                          PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            THE PORTFOLIO             SERVICE                            DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the Trust       Since 2002      Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                               Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                      Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                      Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                                      Fund LLC and Belrose Capital Fund LLC (private investment
                                                                      companies sponsored by EVM). Officer of 54 registered
                                                                      investment companies managed by EVM or BMR.

William H. Ahern, Jr.        Vice President           Since 1995      Vice President of EVM and BMR. Officer of 35 registered
7/28/59                       of the Trust                            investment companies managed by EVM or BMR.

Thomas J. Fetter             Vice President           Since 1997      Vice President of EVM and BMR. Trustee and President of The
8/20/43                       of the Trust                            Massachusetts Health & Education Tax-Exempt Trust. Officer of
                                                                      127 registered investment companies managed by EVM or BMR.

Michael R. Mach              Vice President           Since 1999      Vice President of EVM and BMR. Previously, Managing Director
7/15/47                       of the Trust                            and Senior Analyst for Robertson Stephens (1998-1999).
                                                                      Officer of 26 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh          Vice President           Since 1998      Vice President of EVM and BMR. Officer of 127 registered
1/22/57                       of the Trust                            investment companies managed by EVM or BMR.

Duncan W. Richardson         Vice President           Since 2001      Senior Vice President and Chief Equity Investment Officer of
10/26/57                      of the Trust                            EVM and BMR. Officer of 42 registered investment companies managed by EVM or BMR.

Walter A. Row, III           Vice President           Since 2001      Director of Equity Research and a Vice President of EVM and
7/20/57                       of the Trust                            BMR. Officer of 22 registered investment companies managed by
                                                                      EVM or BMR.

Judith A. Saryan             Vice President           Since 2003      Vice President of EVM and BMR. Previously, Portfolio Manager
8/21/54                       of the Trust                            and Equity Analyst for State Street Global Advisers
                                                                      (1980-1999). Officer of 25 registered investment companies managed by EVM or BMR.

                              POSITION(S)              TERM OF
                               WITH THE               OFFICE AND
      NAME AND                 TRUST AND              LENGTH OF                          PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            THE PORTFOLIO             SERVICE                            DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Susan Schiff                Vice President          Vice President    Vice President of EVM and BMR. Officer of 26 registered
3/13/61                                           of the Trust since  investment companies managed by EVM or BMR.
                                                        2002;
                                                   of the Portfolio
                                                      since 1993

Mark Venezia                   President            Since 2002(2)     Vice President of EVM and BMR. Officer of 3 registered
5/23/49                    of the Portfolio                           investment companies managed by EVM or BMR.

Alan R. Dynner                 Secretary              Since 1997      Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                              EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

Barbara E. Campbell            Treasurer            Since 2002(2)     Vice President of EVM and BMR. Officer of 195 registered
6/19/57                    of the Portfolio                           investment companies managed by EVM or BMR.

James L. O'Connor              Treasurer              Since 1989      Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                       of the Trust                             investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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

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

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

             INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

            ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                 125 High Street
                                Boston, MA 02110


                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

140-2/04                                                                   GOSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) -(d)

EATON VANCE GOVERNMENT OBLIGATIONS FUND (the "Fund") is a series of Eaton Vance Mutual Funds Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 22 series (collectively, the "Series"). This Form N-CSR/A relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended December 31, 2002 and December 31, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE GOVERNMENT OBLIGATIONS FUND

FISCAL YEARS ENDED                                   12/31/02           12/31/03
--------------------------------------------------------------------------------
Audit Fees                                         $   18,100         $   21,250

Audit-Related Fees(1)                                       0                  0

Tax Fees(2)                                             9,475             12,485

All Other Fees(3)                                           0                  0
                                                   -----------------------------

Total                                              $   27,575         $   33,735
                                                   =============================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (April 30, October 31, or December 31). In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS
ENDED                   4/30/02*               10/31/02                12/31/02
                    PWC        D&T          PWC        D&T          PWC        D&T
-------------------------------------------------------------------------------------
AUDIT FEES       $       0  $       0    $  27,850  $ 106,284    $  61,325  $  48,131

AUDIT-RELATED
FEES(1)                  0          0            0          0            0          0

TAX FEES(2)              0          0       18,620     68,900       31,190     15,500

ALL OTHER
FEES(3)                  0          0            0          0            0          0
                 --------------------------------------------------------------------

TOTAL            $       0  $       0    $  46,470  $ 175,184    $  92,515  $  63,631
                 ====================================================================

FISCAL YEARS
ENDED                  4/30/03*                10/31/03                12/31/03
                    PWC        D&T          PWC        D&T          PWC        D&T
-------------------------------------------------------------------------------------
AUDIT FEES       $       0  $       0    $  41,150  $ 135,218    $  77,175  $  60,955

AUDIT-RELATED
FEES(1)                  0          0            0          0            0          0

TAX FEES(2)              0          0       23,735     72,900       38,605     15,800

ALL OTHER
FEES(3)                  0          0            0          0            0          0
                 --------------------------------------------------------------------

TOTAL            $       0  $       0    $  64,885  $ 208,118    $ 115,780  $  76,755
                 ====================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

* Eaton Vance Tax Managed Dividend Income Fund, the only Series with an April 30 fiscal year end commenced operations on May 30, 2003.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS
ENDED                4/30/02                 10/31/02                12/31/02
                  PWC        D&T          PWC        D&T          PWC        D&T
-----------------------------------------------------------------------------------
REGISTRANT(1)  $       0  $       0    $  18,620  $  68,900    $  31,190  $  15,500

EATON VANCE(2) $       0  $ 645,049    $       0  $ 389,924    $       0  $ 336,546

FISCAL YEARS
ENDED                4/30/03                 10/31/03                12/31/03
                  PWC        D&T          PWC        D&T          PWC        D&T
-----------------------------------------------------------------------------------
REGISTRANT(1)  $       0  $       0    $  23,735  $  72,900    $  38,605  $  15,800

EATON VANCE(2) $       0  $ 198,709    $       0  $ 440,918    $       0  $ 458,168

(1)  Includes all of the Series in the Trust.

(2) Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF (EATON VANCE GOVERNMENT OBLIGATIONS
FUND))


By:    /s/ Thomas E. Faust Jr.
      ------------------------------------------
      Thomas E. Faust Jr.
      President


Date: June 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ James L. O'Connor
      ------------------------------------------
      James L. O'Connor
      Treasurer


Date: June 8, 2004


By:    /s/ Thomas E. Faust Jr.
      ------------------------------------------
      Thomas E. Faust Jr.
      President


Date: June 8, 2004